Exhibit 10.75

January 11, 2010

To Our Series B Preferred Stockholders:

                During the past few years, we have been seriously challenged by the unprecedented turmoil in the U.S. domestic economy.  One of our goals in this challenging market environment has been to align the costs of our operations to our cash flows. We believe the elimination of the Series B Preferred Stock (the “Series B Stock”) and the related dividends by exchanging the remaining outstanding Series B Stock for a recently created Series C Preferred Stock on a share for share basis (hereinafter, the “Exchange”) will help us achieve our goal of enhanced balance sheet flexibility which is instrumental to operate and grow our business. We are confident that with an improved capital structure, there are multiple business opportunities we can pursue to enhance stockholder value that would not have been previously feasible.  More importantly, our continued efforts to improve our balance sheet will position the Company to benefit in the anticipated economic recovery.

If we cannot effectuate the Exchange of at least a majority of the Series B Holder, the continued accrual of dividends of the outstanding Series B Stock will continue to have a negative effect on the Company's business, results of operations, and financial position, including the potential inability to satisfy our liabilities and our cash requirements related to long-term dividend and interest obligations.

        Our Board of Directors (the "Board") took into account a number of factors in its decision to effectuate the Exchange, including the lack of liquidity and marketability of the Series B Stock and the present value of these the securities in a liquidation scenario. The Board's objective in its analysis was to further the best interests of stockholders and, toward that end, the Board would encourage the fullest participation in the Exchange by our Series B Stockholders.

        The success of the Exchange not only requires that the Series B Stock be surrendered and exchanged for Series C Stock, but also a valid consent from each Series B Stockholder to amend the Certificate of Designation to eliminate any further accrual of dividends, unless otherwise declared by the Company.  The Certificate of Designation will also provide that the Company may satisfy its obligations with respect to accrued but unpaid dividends either (a) in cash payment, (b) by issuance of additional Series B Stock or (c) in common stock of the Company.  Under the terms of the Exchange, you may not exchange your Series B Stock for Series C Stock without also consenting to the proposed amendment to the Series B Preferred Stock Certificate of Designation, a revised copy of which is provided herewith.

        The documents enclosed with this letter provide you with important information regarding the Exchange, the terms of the Exchange and the consent, procedures for exchanging your shares.

        Thank you for your ongoing support of and continued interest in Invisa, Inc.

Sincerely,

INVISA, INC.

LETTERS OF TRANSMITTAL AND CONSENT

Exchange of Series B Preferred Stock, par value $0.001 per share, for Series C Preferred Stock, par value $0.001 per share, on a share for share basis and Consent to Amendments to the Certificate of Designation of the Series B Preferred Stock

The instructions contained within this LETTERS OF TRANSMITTAL and Consent should be read carefully before being completed.  This LETTERS OF TRANSMITTAL and Consent is only to be used by record holders of the Series B Preferred Stock.

DESCRIPTION OF SERIES B PREFERRED STOCK TENDERED BY HOLDER

Name(s) and Address(es of Registered Holder(s) (Please fill in, if blank)(1)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

Series B Preferred Stock Share Certificate Number(s)	Total Number of Shares of Series B Preferred Stock Represented by Share Certificate(s)	Number of Shares of Series B Preferred Stock Tendered

Total Shares Tendered

(1)
The names and addresses of the registered Holder of the Series B Preferred Stock should be printed, if not already printed above, exactly as they appear on the share certificates to be exchanged hereby.

(2)
Unless otherwise indicated, all Series B Preferred Stock represented by Share Certificates delivered to the Company will be deemed to have been exchanged. The LETTERS OF TRANSMITTAL requires that Holders submit all shares they own for exchange, and the Company is entitled to reject partial submissions. See Instruction 4 and 5.

☐   Check here if share certificates have been lost or mutilated.

Ladies and Gentlemen:

        The undersigned hereby acknowledges that he or she has received and read the Terms of Exchange, dated January 11, 2009 (the "Term Sheet"), of the Company and this Letter of Transmittal and Consent (the "Consent"), which together constitutes the terms and conditions upon which the Company shall exchange (the "Exchange") all of the Company's outstanding Series B Preferred Stock, $0.001 par value per share (together with all accrued and unpaid interest, the "Series B Preferred Stock") for Series C Preferred Stock, $0.001par value per share ("Series C Preferred Stock," and collectively with the Series B Preferred Stock, the "Preferred Stock"), upon the terms and subject to the conditions specified in the Term Sheet. The Company is also soliciting consents (the "Consent Solicitation") from holders of the Series B Preferred Stock (each, a "Holder" and collectively, the "Holders") to amend our charter (the "Charter") to modify the terms of the Series B Preferred Stock to, among other things, terminate future dividends (the “Proposed Amendments”).

        Holders who desire to exchange their shares of Series B Preferred Stock for Series C Preferred Stock are required to consent to the Proposed Amendments. The execution and delivery of this Consent will constitute a Holder's consent to the Proposed Amendments. A Holder of shares of Series B Preferred Stock may not exchange Series B Preferred Stock without delivering its consent to the Proposed Amendments with respect to all shares of Series B Preferred Stock owned by such Holder.

        The Company reserves the right, at any time or from time to time, to extend the time to Exchange the Series B Preferred Stock, in which event the term "Expiration Date" shall mean the latest time and date that the Company will honor the exchange requests of the Holders.  The Company shall notify the Holders of the Series B Preferred Stock of any extension as promptly as practicable.

        None of the Company's board of directors (the "Board"), the officers or employees of the Company, or any of the Company's financial advisors is making a recommendation to any Holder of Series B Preferred Stock as to whether you should exchange your shares for Series C Preferred Stock. You must make your own investment decision regarding the Exchange based upon your own assessment of the market value of the Series B Preferred Stock, the effect of holding shares of the Preferred Stock upon approval of the Proposed Amendments, your liquidity needs, your investment objectives and any other factors you deem relevant.

        Upon acceptance by the Company and subject to the terms and conditions herein set forth, the undersigned hereby submits its shares of Series B Preferred Stock set forth in the box above entitled "Description of Series B Preferred Stock" to be exchanged for shares of Series C Preferred Stock in accordance herewith.

        The undersigned understands that the Company is also soliciting consents from Holders of the Series B Preferred Stock to approve the Proposed Amendments. The undersigned understands and agrees that exchange of shares of the Series B Preferred Stock requires that the Holder execute and deliver a written consent approving the Proposed Amendments with respect to the shares of Series B Preferred Stock.  The undersigned further understands that Holders of shares of Series B Preferred Stock may not exchange shares of Series B Preferred Stock without executing and delivering a written consent to the Proposed Amendments to the Company.

        The undersigned understands that, if successfully completed, the undersigned will receive one share of Series C Preferred Stock for each share of Series B Preferred Stock exchanged.

      Capitalized terms used but not defined herein have the meaning given to them in the Term Sheet.

        The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to, sell, assign and transfer the Series B Preferred Stock exchanged hereby and to grant the consent and the power of attorney set forth herein, (ii) the undersigned is exchanging all and not less than all of the Series B Preferred Stock owned by the undersigned, and (iii) when exchanged, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

        The undersigned further represents and warrants that the undersigned has read and agrees to all of the terms and conditions the Exchange. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This exchange and authorization to consent are irrevocable and once the Series B Preferred Stock submitted to and accepted by the Company for exchange such submission may not be withdrawn, nor the corresponding consent be revoked. The undersigned understands that, if the Company receives the requisite approvals of the Proposed Amendments from the Holders of the Series B Preferred Stock, the Company intends to execute and file Amendment to the Certificate of Designation immediately thereafter and that, once effective, such amendments will be binding upon each Holder of each series of Series B Preferred Stock, whether or not such Holder consents.

        Subject to, and effective upon, the acceptance of the requisite documents by the Company, the undersigned hereby tenders, sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to the shares of Series B Preferred Stock exchanged hereby and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the shares of Series B Preferred Stock. The undersigned hereby acknowledges that it has reviewed the Proposed Amendment, a draft of which has been provided herewith, and consents to and approves the Proposed Amendments, as described herein and in the Term Sheet, acknowledges receipt of the Term Sheet, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Company as its agent and attorney-in-fact, with full power and authority in its name, place and stead, with respect to the exchanged shares of Series B Preferred Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power to effectuate the exchange of the Series B Preferred Stock for newly issued shares of Series C Preferred Stock as contemplated herein and to do and perform each and every act and thing whether necessary or desirable to be done, as fully as the undersigned might or could do if personally present at a meeting of stockholders of the Company or otherwise. That the foregoing power of attorney shall terminate upon the consummation of the exchange of the Preferred stock as contemplated herein.

       The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete (i) the sale, assignment and transfer of the Series B Preferred Stock exchanged hereby and the issuance of the Series C Preferred Stock in exchange therefore, (ii) the execution and delivery of the written consent to approve the Proposed Amendments. All authority conferred or agreed to be conferred herein and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        THE UNDERSIGNED, BY COMPLETING THE ABOVE "DESCRIPTION OF SERIES B PREFERRED STOCK " BOX AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE EXCHANGED THEIR DESIGNATED SHARES OF SERIES B PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

        BY EXCHANGING SHARES OF SERIES B PREFERRED STOCK IN ACCORDANCE HEREWITH, THE UNDERSIGNED ALSO CONSENTS TO AND APPROVES THE PROPOSED AMENDMENTS.

IMPORTANT

PLEASE SIGN HERE

            This Letter of Transmittal and Consent must be signed by the Holder(s) of the shares of Series B Preferred Stock being exchanged exactly as his, her, its or their name(s) appear(s) on certificate(s) for such shares of Series B Preferred Stock. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 5.

Signature(s) of Holders

Dated:
Name(s)
Capacity (full title)
Address
Area Code and Telephone Number

PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGES CAREFULLY BEFORE COMPLETING THE EXCHANGE AND CONSENT FORM

INSTRUCTIONS FOR COMPLETING THE EXCHANGE AND CONSENT FORM

1. Signatures.    Signatures of all holders of the Series B Preferred must be presented to effectuate the exchange and consent contemplated hereunder in accordance with Section 5 below.   The Company may, in its sole and exclusive discretion, request additional documentation as it deems necessary to consummate the transactions contemplated hereby.

2.    Delivery of this Consent and Consent and Certificates for Series B Preferred Stock or Book-Entry Confirmations; Guaranteed Delivery Procedures.    This Letters of Transmittal and Consent is to be used by each Holder of the Series B Preferred Stock and submitted with the physical delivery of the original share certificate representing the B Preferred Stock being exchanged by such Holder.  All documentation shall be delivered by certified, return receipt requested or overnight mail or courier service to the Company at PO Box 49376, Sarasota, Fl 34230, such documents to be received by the Company on or before the Expiration Date.

        3.    Consenting to the Proposed Amendments.    By exchanging your shares of Series B Preferred Stock in accordance with the procedures described herein, you also consent to and approve the Proposed Amendments, acknowledge receipt of the Term Sheet and revoke any proxy heretofore given with respect to the Proposed Amendments. You irrevocably constitute and appoint the Company as your agent and attorney-in-fact, with full power and authority in your name, place and stead, with full knowledge that the Company, as your true and lawful representative, attorney-in-fact and agent with respect to the exchanged shares of Series B Preferred Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to transfer the exchanged Series B Preferred Stock on the account books and records of the Company the shares of Series B Preferred Stock tendered, consent to and approve the Proposed Amendments on your behalf, and to do and perform each and every act and thing whether necessary or desirable to be done, as fully as you might or could do if personally present at a meeting of stockholders of the Company or otherwise.

         4.    No Partial Exchange Accepted.    If fewer than all the shares represented by any certificate of Series B Preferred Stock delivered to the Company presented for exchange or if fewer than all of the shares of Preferred Stock owned by a Holder are exchanged, the Company will be entitled to reject in its entirety any exchange requested by such Holder. All Series B Preferred Stock represented by certificates delivered to the Company will be deemed to have been tendered.

        5.    Signatures on this Consent and Consent; Stock Powers and Endorsements.    If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the shares of Series B Preferred Stock referred to herein, the signature(s) must correspond with the name(s) as written on the face of the share certificates without alteration, enlargement or any change whatsoever.

        If any of the shares of Series B Preferred Stock exchanged are held of record by two or more persons, all such persons must sign the Letter of Transmittal and Consent.

        If any of the shares of Series B Preferred Stock tendered are registered in different names or different share certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittals and Consents as there are different registrations or share certificates.

        The Holder must either properly endorse the share certificates for shares of Series B Preferred Stock exchanged or transmit a separate properly completed stock power with this Letter of Transmittal and Consent, in either case, executed exactly as the name(s) of the Holder(s) appear(s) on such shares of Series B Preferred Stock, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such certificates or stock powers are executed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal and Consent is signed by a person other than the registered Holder(s) of the Series B Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificates for such Series B Preferred Stock.

        If either the Letter of Transmittal and Consent or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company and the Depositary of the authority of such persons to act must be submitted.

        Endorsements on share certificates for Series B Preferred Stock and signatures on stock powers provided in accordance with this Instruction 5 by Holders not executing this Letter of Transmittal and Consent must be guaranteed by an Eligible Institution. See Instruction 1.

        6.    Special Issuance and Special Delivery Instructions.     Holders submitting their shares for exchange should indicate in the applicable box or boxes the name and address to which the shares of Series C Preferred Stock are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, the shares of Series C Preferred Stock will be returned to the Holder of the shares of Series B Preferred Stock exchanged.

        7.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable for the exchange of the Preferred Stock.

        8.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance and additional copies of the Term Sheet, this Letter of Transmittal and Consent or other information concerning the exchange of the Series B Preferred should be directed to the Company at PO Box 49376, Sarasota, Fl 34230, (941) 870-3950.

        9.    Irregularities.    All questions as to the form of documents and the validity, eligibility (including the time of receipt), acceptance for the exchange of the Series B Preferred Stock will be determined by the Company, in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all exchange of Series B Preferred Stock that it shall determine are not in proper form or the acceptance of or purchase for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any exchange of any shares of Series B Preferred Stock. No exchange of shares of Series B Preferred Stock will be deemed to have been made until all defects and irregularities in the exchange of such shares have been cured or waived. Neither the Company nor any other person authorized to act on behalf of the Company will be under any duty to give notice of any defect or irregularity in exchanges of shares of Series B Preferred Stock, nor shall any of them incur any liability for failure to give any such notice. The Company's interpretation of the terms of conditions of the Terms of Exchange and Letter of Transmittal and Consent will be final and binding.

        10.    Inadequate Space.    If the space provided in the above "Description of Series B Preferred Stock" box is inadequate, the number of shares of Series B Preferred Stock and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal and Consent.

        11.    Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing shares of Series B Preferred Stock have been lost, stolen or destroyed, please contact the Company at PO Box 49376, Sarasota, Fl 34230, (941) 870-3950. The Holder may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Company) and payment of an indemnity bond premium fee may be required.

        Any questions and requests for assistance may be directed to the Company at the address and telephone numbers set forth below. Additional copies of the Term Sheet and the Letter of Transmittal and Consent may be obtained from the Company at PO Box 49376, Sarasota, Fl 34230, (941) 870-3950..